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Summary Prospectus Supplement dated September 10, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y and Institutional Class shares of the Fund listed below:
Invesco Endeavor Fund
The following information replaces the table in its entirety appearing under the heading “MANAGEMENT OF THE FUND” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Mark Uptigrove	Portfolio Manager (lead)	2008
Clayton Zacharias	Portfolio Manager	2007”
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